UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01545

Eaton Vance Special Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2018

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Hedged Stock Fund

Annual Report

November 30, 2018

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (eatonvance.com/funddocuments), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at eatonvance.com/edelivery. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-262-1122. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Eaton Vance funds held directly or to all funds held through your financial intermediary, as applicable.

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial advisor. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-262-1122.

Annual Report November 30, 2018

Eaton Vance

Hedged Stock Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Fund Expenses	6

Financial Statements	7

Report of Independent Registered Public Accounting Firm	22

Federal Tax Information	23

Special Meeting of Shareholders	24

Management and Organization	25

Important Notices	28

Eaton Vance

Hedged Stock Fund

November 30, 2018

Management’s Discussion of Fund Performance1

Economic and Market Conditions

U.S. stock indexes advanced during the 12-month period ended November 30, 2018, although volatility late in the period trimmed earlier gains.

U.S. stocks opened the period on an upswing, as investors cheered passage of the Republican tax reform package in December 2017. Sharp cuts in corporate taxes, a key element of the bill, raised corporate-profit expectations. Stocks also got a boost from positive U.S. economic data, including the unemployment rate, which fell to a 17-year low.

In February 2018, however, U.S. stocks pulled back amid fears that rising interest rates might boost the appeal of fixed-income investments at the expense of stocks. After a brief rebound, equity markets again weakened in the spring of 2018, as investors confronted the prospect of a global trade war due to President Trump’s broad new tariffs. The tariffs drew retaliatory actions from impacted countries including China, Canada, and certain countries in the European Union.

U.S. stocks bounced back during the summer months led by technology stocks, which rebounded following an earlier setback from a wave of data-privacy scandals. Markets plunged in the final two months of the period, however, amid concerns of rising commodity prices due to tariffs on imports. China’s economic slowdown, uncertainty about the U.S. midterm elections, and the potential impact of higher interest rates also helped drive stocks lower. (The U.S. Federal Reserve raised the federal funds rate four times during the period as a check against inflation amid a strong economy.)

Despite the late pullback, major U.S. stock indexes finished the period higher on the strength of earlier gains. The blue-chip Dow Jones Industrial Average®2 advanced 7.62%, while the broader U.S. equity market represented by the S&P 500® Index rose 6.27%. The technology-laden NASDAQ Composite Index advanced 7.75% during the period. Large-cap U.S. stocks as measured by the S&P 500® Index generally outperformed their small-cap counterparts as measured by the Russell 2000® Index during the period. Growth stocks as a group outpaced value stocks in both the large- and small-cap categories, as measured by the Russell Growth and Value Indexes.

Fund Performance

For the 12-month period ended November 30, 2018, Eaton Vance Hedged Stock Fund (the Fund) returned 3.08% for Class A shares at net asset value (NAV), underperforming the 6.27% return of the Fund’s primary benchmark, the S&P 500® Index (the Index) and the 4.21% return of the Fund’s secondary benchmark, the Cboe S&P 500 95-110 Collar IndexSM.

For the period as a whole, the Fund’s options strategy was the largest detractor from performance relative to the Index, as would generally be expected during a period of positive equity market performance. In the last two months of the period, however, when the market experienced significant volatility, the options strategy did contribute to results versus the Index. The options strategy, which is designed to help limit the Fund’s exposure to market volatility, may be beneficial during periods of market weakness, but may also detract from performance versus the Index during periods of market strength.

The Fund’s common stock portfolio outperformed the Index with security selections in the materials, consumer staples, communication services, and energy sectors contributing to relative results versus the Index.

In the materials sector, performance was helped by the Fund’s overweight position, relative to the Index, in U.S.-based Ball Corp. (Ball), a leading global manufacturer of metal cans and other packaging. Ball’s stock performed strongly as the company continued to deliver on the operational synergies management had projected from its 2016 acquisition of U.K.-based Rexam PLC, another manufacturer of consumer packaging.

In the consumer staples sector, the Fund’s out-of-Index position in US Foods Holding Corp. (US Foods), a supplier of food and related products to restaurants, hotels, and other venues performed strongly. The stock benefited from a favorable outlook for the restaurant industry, as near-full employment gave consumers more discretionary dollars to spend on eating out. In addition, the company’s efforts to increase profits by exiting lower-profitability accounts contributed to performance during the period. The Fund’s position was sold during the period when management felt US Foods’ stock price had become fully valued.

In contrast, stock selections and an underweight position in the consumer discretionary and information technology sectors, as well as stock selections in the financials sector, detracted from Fund performance relative to the Index.

An overweight position in products giant Newell Brands, Inc. (Newell) — parent company of Rubbermaid, Graco, Calphalon, and other well-known brands — hurt relative results in the consumer discretionary sector. The stock declined on concerns about the execution of management’s acquisition strategy, particularly the 2016 purchase of consumer conglomerate Jarden Corp., which added significant debt to Newell’s balance sheet. Newell was sold during the period.

In the financials sector, an overweight position in American International Group, Inc. (AIG), one of the world’s largest insurance and financial services companies, hurt results versus the Index as the stock retreated on concerns about potential liabilities from unprofitable policies AIG had written in the past. Management continued to hold AIG in the Fund during the period as the stock was trading at a significant discount to its book value and while the pricing environment for insurance products appeared to be improving.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Hedged Stock Fund

November 30, 2018

Performance2,3

Portfolio Manager Charles Gaffney

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	02/29/2008	02/29/2008	3.08%	3.90%	4.09%
Class A with 5.75% Maximum Sales Charge	—	—	–2.89	2.67	3.48
Class C at NAV	02/29/2008	02/29/2008	2.39	3.12	3.31
Class C with 1% Maximum Sales Charge	—	—	1.39	3.12	3.31
Class I at NAV	02/29/2008	02/29/2008	3.34	4.14	4.34
S&P 500® Index	—	—	6.27%	11.12%	14.31%
Cboe S&P 500 95-110 Collar IndexSM	—	—	4.21	6.07	7.06

% Total Annual Operating Expense Ratios[4]			Class A	Class C	Class I
Gross			1.72%	2.47%	1.47%
Net			1.15	1.90	0.90

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	11/30/2008	$13,856	N.A.
Class I	$250,000	11/30/2008	$382,503	N.A.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Hedged Stock Fund

November 30, 2018

Fund Profile

Sector Allocation (% of total investments)5

Top 10 Holdings (% of total investments)5

Microsoft Corp.	4.4%

Apple, Inc.	3.2

Alphabet, Inc., Class C	3.2

Anthem, Inc.	2.9

Johnson & Johnson	2.8

Bank of America Corp.	2.7

Walt Disney Co. (The)	2.7

Verizon Communications, Inc.	2.6

Amazon.com, Inc.	2.3

Danaher Corp.	2.1

Total	28.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Hedged Stock Fund

November 30, 2018

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. NASDAQ Composite Index is a market capitalization-weighted index of all domestic and international securities listed on NASDAQ. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Cboe S&P 500 95-110 Collar IndexSM is an unmanaged index of large-cap stocks with a collar option strategy of buying put options and selling call options. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 3/31/19. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Depictions do not reflect the Fund’s option positions. Excludes cash and cash equivalents.

Fund profile subject to change due to active management.

5

Eaton Vance

Hedged Stock Fund

November 30, 2018

Fund Expenses

Example:  As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2018 – November 30, 2018).

Actual Expenses:  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (6/1/18)	Ending Account Value (11/30/18)	Expenses Paid During Period* (6/1/18 – 11/30/18)		Annualized Expense Ratio

Actual
Class A	$1,000.00	$1,020.10	$5.87	**	1.16%
Class C	$1,000.00	$1,015.80	$9.65	**	1.91%
Class I	$1,000.00	$1,020.00	$4.61	**	0.91%

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.87	**	1.16%
Class C	$1,000.00	$1,015.50	$9.65	**	1.91%
Class I	$1,000.00	$1,020.50	$4.61	**	0.91%

*

Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on May 31, 2018.

**	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

6

Eaton Vance

Hedged Stock Fund

November 30, 2018

Portfolio of Investments

Common Stocks — 99.8%
Security	Shares	Value

Aerospace & Defense — 3.4%
CAE, Inc.	16,956	$344,314
Raytheon Co.(1)	3,102	543,905
Textron, Inc.(1)	5,125	287,717
		$1,175,936

Air Freight & Logistics — 2.1%
FedEx Corp.(1)	3,094	$708,526
		$708,526

Banks — 6.1%
Bank of America Corp.(1)	33,349	$947,112
JPMorgan Chase & Co.(1)	6,554	728,739
PNC Financial Services Group, Inc. (The)(1)	3,130	424,991
		$2,100,842

Beverages — 2.0%
PepsiCo, Inc.(1)	5,650	$688,961
		$688,961

Biotechnology — 2.2%
Celgene Corp.(1)(2)	2,861	$206,621
Gilead Sciences, Inc.(1)	4,276	307,615
Vertex Pharmaceuticals, Inc.(1)(2)	1,374	248,406
		$762,642

Chemicals — 1.0%
DowDuPont, Inc.(1)	5,800	$335,530
		$335,530

Commercial Services & Supplies — 2.0%
Waste Management, Inc.(1)	7,318	$686,062
		$686,062

Consumer Finance — 3.1%
Ally Financial, Inc.(1)	12,578	$335,581
American Express Co.(1)	6,375	715,721
		$1,051,302

Containers & Packaging — 1.7%
Ball Corp.(1)	7,510	$368,816
Packaging Corp. of America(1)	2,268	221,856
		$590,672

Security	Shares	Value

Diversified Consumer Services — 1.0%
Grand Canyon Education, Inc.(1)(2)	2,900	$354,844
		$354,844

Diversified Telecommunication Services — 2.6%
Verizon Communications, Inc.(1)	14,703	$886,591
		$886,591

Electric Utilities — 1.5%
NextEra Energy, Inc.(1)	2,746	$498,976
		$498,976

Energy Equipment & Services — 0.7%
Halliburton Co.(1)	7,614	$239,308
		$239,308

Entertainment — 2.7%
Walt Disney Co. (The)(1)	8,134	$939,396
		$939,396

Equity Real Estate Investment Trusts (REITs) — 2.9%
AvalonBay Communities, Inc.(1)	2,100	$400,197
Simon Property Group, Inc.(1)	3,300	612,777
		$1,012,974

Food & Staples Retailing — 1.7%
Performance Food Group Co.(1)(2)	16,826	$579,824
		$579,824

Food Products — 3.1%
Conagra Brands, Inc.(1)	15,200	$491,568
Mondelez International, Inc., Class A(1)	12,539	564,004
		$1,055,572

Health Care Equipment & Supplies — 3.4%
Boston Scientific Corp.(1)(2)	11,150	$420,021
Danaher Corp.(1)	6,797	744,543
		$1,164,564

Health Care Providers & Services — 3.0%
Anthem, Inc.(1)	3,510	$1,018,146
		$1,018,146

7	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2018

Portfolio of Investments — continued

Security	Shares	Value

Household Products — 1.3%
Procter & Gamble Co. (The)(1)	4,755	$449,395
		$449,395

Insurance — 3.3%
American Financial Group, Inc.(1)	4,587	$469,526
American International Group, Inc.(1)	8,940	386,655
First American Financial Corp.(1)	6,107	295,151
		$1,151,332

Interactive Media & Services — 4.7%
Alphabet, Inc., Class C(1)(2)	1,004	$1,098,808
Facebook, Inc., Class A(1)(2)	3,574	502,540
		$1,601,348

Internet & Direct Marketing Retail — 3.2%
Amazon.com, Inc.(1)(2)	474	$801,141
Booking Holdings, Inc.(1)(2)	162	306,484
		$1,107,625

IT Services — 5.1%
Amdocs, Ltd.(1)	5,219	$338,765
Fiserv, Inc.(1)(2)	7,150	565,780
GoDaddy, Inc., Class A(1)(2)	1,972	128,693
Visa, Inc., Class A(1)	5,150	729,806
		$1,763,044

Machinery — 1.7%
Gardner Denver Holdings, Inc.(1)(2)	13,100	$324,225
Parker-Hannifin Corp.(1)	1,495	257,200
		$581,425

Multi-Utilities — 2.0%
CMS Energy Corp.(1)	7,200	$375,048
Sempra Energy(1)	2,678	308,559
		$683,607

Oil, Gas & Consumable Fuels — 4.6%
ConocoPhillips(1)	5,853	$387,352
Diamondback Energy, Inc.(1)	1,550	171,089
Exxon Mobil Corp.(1)	8,578	681,951
Phillips 66(1)	3,772	352,757
		$1,593,149

Security	Shares	Value

Pharmaceuticals — 6.9%
GlaxoSmithKline PLC ADR(1)	8,600	$360,082
Jazz Pharmaceuticals PLC(1)(2)	2,151	325,231
Johnson & Johnson(1)	6,572	965,427
Merck & Co., Inc.(1)	9,000	714,060
		$2,364,800

Semiconductors & Semiconductor Equipment — 3.7%
QUALCOMM, Inc.(1)	8,345	$486,180
Taiwan Semiconductor Manufacturing Co., Ltd. ADR(1)	7,817	293,841
Texas Instruments, Inc.(1)	5,054	504,642
		$1,284,663

Software — 6.2%
Adobe, Inc.(1)(2)	1,396	$350,242
Intuit, Inc.(1)	1,168	250,571
Microsoft Corp.(1)	13,784	1,528,508
		$2,129,321

Specialty Retail — 3.8%
Home Depot, Inc. (The)(1)	3,681	$663,758
TJX Cos., Inc. (The)(1)	9,172	448,052
Tractor Supply Co.(1)	2,170	206,432
		$1,318,242

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.(1)	6,264	$1,118,625
HP, Inc.(1)	16,476	378,948
		$1,497,573

Textiles, Apparel & Luxury Goods — 1.7%
Gildan Activewear, Inc.(1)	17,800	$584,552
		$584,552

Thrifts & Mortgage Finance — 1.0%
MGIC Investment Corp.(1)(2)	28,800	$337,248
		$337,248

Total Common Stocks (identified cost $28,038,564)		$34,297,992

8	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2018

Portfolio of Investments — continued

Short-Term Investments — 1.1%
Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 2.33%(3)	368,559	$368,522

Total Short-Term Investments (identified cost $368,522)		$368,522

Total Purchased Options — 0.2% (identified cost $222,858)		$84,320

Total Investments — 101.1% (identified cost $28,629,944)		$34,750,834

Total Written Options — (1.0)% (premiums received $234,282)		$(347,623)

Other Assets, Less Liabilities — (0.1)%		$(30,132)

Net Assets — 100.0%		$34,373,079

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Security (or a portion thereof) has been pledged as collateral for written options.

(2)	Non-income producing security.

(3)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of November 30, 2018.

Purchased Put Options — 0.2%
Exchange-Traded Options — 0.2%
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	10	$2,760,170	$2,600	12/3/18	$600
S&P 500 Index	11	3,036,187	2,675	12/5/18	8,470
S&P 500 Index	11	3,036,187	2,660	12/7/18	8,910
S&P 500 Index	11	3,036,187	2,625	12/10/18	6,215
S&P 500 Index	9	2,484,153	2,615	12/12/18	6,030
S&P 500 Index	9	2,484,153	2,600	12/14/18	6,210
S&P 500 Index	9	2,484,153	2,575	12/17/18	5,265
S&P 500 Index	9	2,484,153	2,525	12/19/18	3,960
S&P 500 Index	10	2,760,170	2,500	12/21/18	4,150
S&P 500 Index	10	2,760,170	2,540	12/24/18	6,250
S&P 500 Index	10	2,760,170	2,585	12/26/18	10,100
S&P 500 Index	10	2,760,170	2,620	12/28/18	18,160
Total					$84,320

Written Call Options — (1.0)%
Exchange-Traded Options — (1.0)%
Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
S&P 500 Index	10	$2,760,170	$2,790	12/3/18	$(8,900)
S&P 500 Index	11	3,036,187	2,840	12/5/18	(3,630)
S&P 500 Index	11	3,036,187	2,840	12/7/18	(5,170)
S&P 500 Index	11	3,036,187	2,810	12/10/18	(13,805)
S&P 500 Index	9	2,484,153	2,805	12/12/18	(14,580)
S&P 500 Index	9	2,484,153	2,790	12/14/18	(21,555)
S&P 500 Index	9	2,484,153	2,760	12/17/18	(36,045)
S&P 500 Index	9	2,484,153	2,740	12/19/18	(49,140)
S&P 500 Index	10	2,760,170	2,715	12/21/18	(73,700)
S&P 500 Index	10	2,760,170	2,740	12/24/18	(58,000)
S&P 500 Index	10	2,760,170	2,765	12/26/18	(44,350)
S&P 500 Index	10	2,760,170	2,815	12/28/18	(18,748)
Total					$(347,623)

Abbreviations:

ADR	–	American Depositary Receipt

9	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2018

Statement of Assets and Liabilities

Assets	November 30, 2018
Unaffiliated investments, at value (identified cost, $28,261,422)	$34,382,312
Affiliated investment, at value (identified cost, $368,522)	368,522
Dividends receivable	50,611
Dividends receivable from affiliated investment	544
Receivable for investments sold	85,306
Receivable for premiums on written options	18,748
Receivable for Fund shares sold	69,662
Tax reclaims receivable	1,590
Total assets	$34,977,295

Liabilities
Written options outstanding, at value (premiums received, $234,282)	$347,623
Payable for investments purchased	55,646
Payable for Fund shares redeemed	68,296
Payable to affiliates:
Investment adviser fee	29,598
Distribution and service fees	6,301
Trustees’ fees	370
Other	26,638
Accrued expenses	69,744
Total liabilities	$604,216
Net Assets	$34,373,079

Sources of Net Assets
Paid-in capital	$29,762,384
Distributable earnings	4,610,695
Total	$34,373,079

Class A Shares
Net Assets	$12,314,635
Shares Outstanding	1,346,078
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.15
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.71

Class C Shares
Net Assets	$4,634,937
Shares Outstanding	515,257
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.00

Class I Shares
Net Assets	$17,423,507
Shares Outstanding	1,896,976
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.18

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

10	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2018

Statement of Operations

Investment Income	Year Ended November 30, 2018
Dividends (net of foreign taxes, $3,936)	$647,072
Dividends from affiliated investment	5,543
Total investment income	$652,615

Expenses
Investment adviser fee	$335,937
Distribution and service fees
Class A	33,225
Class C	52,265
Trustees’ fees and expenses	2,025
Custodian fee	79,926
Transfer and dividend disbursing agent fees	30,572
Legal and accounting services	43,598
Printing and postage	17,541
Registration fees	19,981
Interest expense and fees	2,192
Miscellaneous	12,668
Total expenses	$629,930
Deduct —
Allocation of expenses to affiliate	$206,840
Total expense reductions	$206,840

Net expenses	$423,090

Net investment income	$229,525

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$3,940,591
Investment transactions — affiliated investment	(1,217)
Written options	(1,102,447)
Foreign currency transactions	1,206
Net realized gain	$2,838,133
Change in unrealized appreciation (depreciation) —
Investments	$(2,199,939)
Investments — affiliated investment	1
Written options	362,979
Foreign currency	(1,312)
Net change in unrealized appreciation (depreciation)	$(1,838,271)

Net realized and unrealized gain	$999,862

Net increase in net assets from operations	$1,229,387

11	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2018

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2018	2017
From operations —
Net investment income	$229,525	$399,356
Net realized gain	2,838,133	1,334,144
Net change in unrealized appreciation (depreciation)	(1,838,271)	2,195,923
Net increase in net assets from operations	$1,229,387	$3,929,423
Distributions to shareholders(1) —
Class A	$(111,247)	$(157,566)
Class I	(187,145)	(240,850)
Total distributions to shareholders	$(298,392)	$(398,416)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,149,706	$4,343,822
Class C	168,238	344,433
Class I	17,939,073	7,430,122
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	97,184	139,690
Class I	176,263	201,332
Cost of shares redeemed
Class A	(6,064,586)	(8,483,783)
Class C	(1,588,807)	(2,443,594)
Class I	(20,373,140)	(14,703,540)
Net decrease in net assets from Fund share transactions	$(7,496,069)	$(13,171,518)

Net decrease in net assets	$(6,565,074)	$(9,640,511)

Net Assets
At beginning of year	$40,938,153	$50,578,664
At end of year	$34,373,079	$40,938,153 (2)

(1)

For the year ended November 30, 2017, the source of distributions was from net investment income. The current year presentation of distributions conforms with the Disclosure Update and Simplification Rule issued by the Securities and Exchange Commission, effective November 5, 2018.

(2)	Includes accumulated undistributed net investment income of $283,280 at November 30, 2017. The requirement to disclose the corresponding amount as of November 30, 2018 was eliminated.

12	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2018

Financial Highlights

	Class A
	Year Ended November 30,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$8.940		$8.230		$8.460		$8.110		$7.810

Income (Loss) From Operations
Net investment income(1)	$0.055		$0.079		$0.089		$0.062		$0.018
Net realized and unrealized gain (loss)	0.219		0.697		(0.289)		0.288		0.397

Total income (loss) from operations	$0.274		$0.776		$(0.200)		$0.350		$0.415

Less Distributions
From net investment income	$(0.064)		$(0.066)		$(0.030)		$—		$(0.003)
Tax return of capital	—		—		—		—		(0.112)

Total distributions	$(0.064)		$(0.066)		$(0.030)		$—		$(0.115)

Net asset value — End of year	$9.150		$8.940		$8.230		$8.460		$8.110

Total Return(2)	3.08	%(3)	9.49	%(3)	(2.37	)%(3)	4.32	%(3)	5.36	%(4)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$12,315		$15,791		$18,464		$20,695		$14,214
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.16	%(3)(6)	1.15	%(3)	1.15	%(3)	1.15	%(3)	1.41	%(4)
Net investment income	0.61%		0.93%		1.09%		0.74%		0.22%
Portfolio Turnover	131%		113%		130%		118%		106%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.55%, 0.57%, 0.44% and 0.64% of average daily net assets for the years ended November 30, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.68% of average daily net assets for the year ended November 30, 2014). Absent this reimbursement, total return would be lower.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01%.

13	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2018

Financial Highlights — continued

	Class C
	Year Ended November 30,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$8.790		$8.090		$8.350		$8.070		$7.800

Income (Loss) From Operations
Net investment income (loss)(1)	$(0.013)		$0.015		$0.029		$(0.000	)(2)	$(0.043)
Net realized and unrealized gain (loss)	0.223		0.685		(0.289)		0.280		0.397

Total income (loss) from operations	$0.210		$0.700		$(0.260)		$0.280		$0.354

Less Distributions
From net investment income	$—		$—		$—		$—		$(0.002)
Tax return of capital	—		—		—		—		(0.082)

Total distributions	$—		$—		$—		$—		$(0.084)

Net asset value — End of year	$9.000		$8.790		$8.090		$8.350		$8.070

Total Return(3)	2.39	%(4)	8.65	%(4)	(3.11	)%(4)	3.47	%(4)	4.58	%(5)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,635		$5,928		$7,471		$8,591		$8,504
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.91	%(4)(7)	1.90	%(4)	1.90	%(4)	1.90	%(4)	2.16	%(5)
Net investment income (loss)	(0.15)%		0.18%		0.35%		(0.00	)%(8)	(0.54)%
Portfolio Turnover	131%		113%		130%		118%		106%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.55%, 0.57%, 0.44% and 0.64% of average daily net assets for the years ended November 30, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(5)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.68% of average daily net assets for the year ended November 30, 2014). Absent this reimbursement, total return would be lower.

(6)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(7)	Includes interest expense of 0.01%.

(8)	Amount is less than (0.005)%.

14	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2018

Financial Highlights — continued

	Class I
	Year Ended November 30,
	2018		2017		2016		2015		2014
Net asset value — Beginning of year	$8.970		$8.270		$8.490		$8.120		$7.810

Income (Loss) From Operations
Net investment income(1)	$0.076		$0.099		$0.111		$0.084		$0.036
Net realized and unrealized gain (loss)	0.222		0.690		(0.287)		0.286		0.400

Total income (loss) from operations	$0.298		$0.789		$(0.176)		$0.370		$0.436

Less Distributions
From net investment income	$(0.088)		$(0.089)		$(0.044)		$—		$(0.004)
Tax return of capital	—		—		—		—		(0.122)

Total distributions	$(0.088)		$(0.089)		$(0.044)		$—		$(0.126)

Net asset value — End of year	$9.180		$8.970		$8.270		$8.490		$8.120

Total Return(2)	3.34	%(3)	9.63	%(3)	(2.08	)%(3)	4.56	%(3)	5.63	%(4)

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,424		$19,220		$24,644		$24,449		$12,050
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.91	%(3)(6)	0.90	%(3)	0.90	%(3)	0.90	%(3)	1.16	%(4)
Net investment income	0.83%		1.16%		1.35%		1.01%		0.45%
Portfolio Turnover	131%		113%		130%		118%		106%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)

The investment adviser and administrator reimbursed certain operating expenses (equal to 0.55%, 0.57%, 0.44% and 0.64% of average daily net assets for the years ended November 30, 2018, 2017, 2016 and 2015, respectively). Absent this reimbursement, total return would be lower.

(4)

The investment adviser, sub-adviser and administrator reimbursed certain operating expenses (equal to 0.68% of average daily net assets for the year ended November 30, 2014). Absent this reimbursement, total return would be lower.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(6)	Includes interest expense of 0.01%.

15	See Notes to Financial Statements.

Eaton Vance

Hedged Stock Fund

November 30, 2018

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Hedged Stock Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek total return. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices.

Derivatives. U.S. exchange-traded options (other than FLexible EXchange traded options) are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority. Non U.S. exchange-traded options, over-the-counter options and FLexible EXchange traded options traded at the Chicago Board Options Exchange are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Affiliated Fund. The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of November 30, 2018, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

16

Eaton Vance

Hedged Stock Fund

November 30, 2018

Notes to Financial Statements — continued

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the exercise price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the exercise price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the exercise price of the option (in the case of a put) or equal to any appreciation in the value of the index over the exercise price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

2  Distributions to Shareholders and Income Tax Information

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains. Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

17

Eaton Vance

Hedged Stock Fund

November 30, 2018

Notes to Financial Statements — continued

The tax character of distributions declared for the years ended November 30, 2018 and November 30, 2017 was as follows:

	Year Ended November 30,
	2018	2017
Ordinary income	$298,392	$398,416

During the year ended November 30, 2018, distributable earnings was decreased by $63,796 and paid-in capital was increased by $63,796 due to the Fund’s use of equalization accounting and differences between book and tax accounting for investments in partnerships. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of November 30, 2018, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$159,155
Deferred capital losses	$(1,386,127)
Net unrealized appreciation	$5,837,667

At November 30, 2018, the Fund, for federal income tax purposes, had deferred capital losses of $1,386,127 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at November 30, 2018, $1,386,127 are short-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at November 30, 2018, as determined on a federal income tax basis, were as follows:

Aggregate cost	$28,828,747

Gross unrealized appreciation	$6,170,789
Gross unrealized depreciation	(333,022)

Net unrealized appreciation	$5,837,767

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.90% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion and over, the annual fee is reduced. For the year ended November 30, 2018, the investment adviser fee amounted to $335,937 or 0.90% of the Fund’s average daily net assets. The Fund invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

EVM has agreed to reimburse the Fund’s expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding such expenses as interest, taxes or litigation expenses) exceed 1.15%, 1.90% and 0.90% of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after March 31, 2019. Pursuant to this agreement, EVM was allocated $206,840 of the Fund’s operating expenses for the year ended November 30, 2018. EVM serves as the administrator to the Fund, but receives no compensation.

EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended November 30, 2018, EVM earned $2,461 from the Fund pursuant to such agreement, which is included in transfer and dividend disbursing agent fees on the Statement of Operations. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $256 as its portion of the sales charge on sales of Class A shares for the year ended November 30, 2018. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

During the year ended November 30, 2018, EVM reimbursed the Fund $24,061 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.

18

Eaton Vance

Hedged Stock Fund

November 30, 2018

Notes to Financial Statements — continued

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2018, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended November 30, 2018 amounted to $33,225 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended November 30, 2018, the Fund paid or accrued to EVD $39,199 for Class C shares.

Pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended November 30, 2018 amounted to $13,066 for Class C shares.

Distribution and service fees are subject to the limitations contained in the Financial Industry Regulatory Authority Rule 2341(d).

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. For the year ended November 30, 2018, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $49,444,203 and $58,852,056, respectively, for the year ended November 30, 2018.

7  Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended November 30,
Class A	2018	2017

Sales	239,764	511,535
Issued to shareholders electing to receive payments of distributions in Fund shares	10,846	16,912
Redemptions	(671,569)	(1,004,269)

Net decrease	(420,959)	(475,822)

	Year Ended November 30,
Class C	2018	2017

Sales	18,767	41,180
Redemptions	(177,901)	(289,853)

Net decrease	(159,134)	(248,673)

19

Eaton Vance

Hedged Stock Fund

November 30, 2018

Notes to Financial Statements — continued

	Year Ended November 30,
Class I	2018	2017

Sales	1,973,540	869,357
Issued to shareholders electing to receive payments of distributions in Fund shares	19,628	24,315
Redemptions	(2,237,876)	(1,732,037)

Net decrease	(244,708)	(838,365)

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 2018 is included in the Portfolio of Investments. At November 30, 2018, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund writes S&P 500 index call options above the current value of the index to seek to generate premium income and purchases S&P 500 index put options below the current value of the index to seek to reduce the Fund’s exposure to market risk and volatility. During the year ended November 30, 2018, the Fund also entered into put option spread transactions on the S&P 500 index, which involves purchasing put options at a specific exercise price while also writing the same number of puts at a lower exercise price. A put option spread can lower the net cost of the Fund’s market hedging activities, since the premiums received from writing put options will offset, in part, the premiums paid to purchase the put options.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at November 30, 2018 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Purchased options	$84,320	$—
Written options	—	(347,623)

Total	$84,320	$(347,623)

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

(2)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended November 30, 2018 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Purchased options	$(481,932)	$(48,229)
Written options	(1,102,447)	362,979

	$(1,584,379)	$314,750

(1)	Statement of Operations location: Net realized gain (loss) – Investment transactions and Written options, respectively.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Investments and Written options, respectively.

The average number of purchased and written options contracts outstanding during the year ended November 30, 2018, which are indicative of the volume of these derivative types, were 131 and 130 contracts, respectively.

20

Eaton Vance

Hedged Stock Fund

November 30, 2018

Notes to Financial Statements — continued

9  Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through October 29, 2019. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. Average borrowings and the average interest rate (excluding fees) for the year ended November 30, 2018 were $75,068 and 2.92%, respectively.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At November 30, 2018, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Common Stocks	$34,297,992 *	$—	$—	$34,297,992
Short-Term Investments	—	368,522	—	368,522
Purchased Put Options	84,320	—	—	84,320

Total Investments	$34,382,312	$368,522	$—	$34,750,834

Liability Description
Written Call Options	$(347,623)	$—	$—	$(347,623)

Total	$(347,623)	$—	$—	$(347,623)

*	The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

21

Eaton Vance

Hedged Stock Fund

November 30, 2018

Report of Independent Registered Public Accounting Firm

To the Trustees of Eaton Vance Special Investment Trust and Shareholders of Eaton Vance Hedged Stock Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Hedged Stock Fund (the “Fund”) (one of the funds constituting Eaton Vance Special Investment Trust), including the portfolio of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

January 18, 2019

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

22

Eaton Vance

Hedged Stock Fund

November 30, 2018

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2019 will show the tax status of all distributions paid to your account in calendar year 2018. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended November 30, 2018, the Fund designates approximately $566,636, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2018 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

23

Eaton Vance

Hedged Stock Fund

November 30, 2018

Special Meeting of Shareholders (Unaudited)

The Fund held a Special Meeting of Shareholders on September 20, 2018 to elect the five Trustees listed below. The other Trustees named herein continue to serve as Trustees. The results of the vote with respect to the Fund were as follows:

	Number of Shares
Nominee for Trustee	For	Withheld
Mark R. Fetting	2,960,809	297,144
Keith Quinton	2,970,754	287,200
Marcus L. Smith	2,967,704	290,249
Susan J. Sutherland	2,967,704	290,249
Scott E. Wennerholm	2,970,754	287,200

Results	are rounded to the nearest whole number.

24

Eaton Vance

Hedged Stock Fund

November 30, 2018

Management and Organization

Fund Management.  The Trustees of Eaton Vance Special Investment Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee and officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Trustee	2007

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Mark R. Fetting 1954	Trustee	2016

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Trustee	2014

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Trustee	2014

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

Valerie A. Mosley 1960	Trustee	2014

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

25

Eaton Vance

Hedged Stock Fund

November 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Chairperson of the Board and Trustee	2016 (Chairperson) 2003 (Trustee)

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Trustee	2008

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) None.

Keith Quinton(3) 1958	Trustee	2018

Independent Investment Committee Member at New Hampshire Retirement System (since 2017). Advisory Committee member at Northfield Information Services, Inc. (risk management analytics provider) (since 2016). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Directorships in the Last Five Years. Director of New Hampshire Municipal Bond Bank (since 2016).

Marcus L. Smith(3) 1966	Trustee	2018

Member of Posse Boston Advisory Board (foundation) (since 2015); Trustee at University of Mount Union (since 2008). Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Directorships in the Last Five Years. Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Director of DCT Industrial Trust Inc. (logistics real estate company) (since 2017).

Susan J. Sutherland 1957	Trustee	2015

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Scott E. Wennerholm 1959	Trustee	2016

Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

26

Eaton Vance

Hedged Stock Fund

November 30, 2018

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(4)	Principal Occupation(s) During Past Five Years
Principal Officers who are not Trustees (continued)

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Richard M. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Messrs. Fetting, Gorman, Quinton, Smith and Wennerholm) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Messrs. Quinton and Smith began serving as Trustees effective October 1, 2018.
(4)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

27

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

28

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

*

FINRA BrokerCheck.  Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

3243    11.30.18

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Eaton Vance Hedged Stock Fund (the “Fund”) is a series of Eaton Vance Special Investment Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 14 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This form N-CSR relates to the Funds’ annual reports.

(a)-(d)

The following tables present the aggregate fees billed to the Fund for the Fund’s fiscal years ended November 30, 2017 and November 30, 2018 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Hedged Stock Fund

Period Ended	11/30/17	11/30/18
Audit Fees	$27,380	$27,380
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,711	$10,761
All Other Fees(3)	$0	$0

Total	$38,091	$38,141

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have differing fiscal year ends (August 31, October 31, November 30 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the series in the Trust by D&T of each series for the last two fiscal years of each series.

Fiscal Years Ended	12/31/16	8/31/17*	10/31/17	11/30/17	12/31/17	8/31/18	10/31/18	11/30/18
Audit Fees	$242,830	$37,050	$100,790	$27,380	$247,830	$37,050	$127,240	$27,380
Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0	$0	$0
Tax Fees(2)	$123,745	$13,000	$57,669	$10,711	$117,089	$10,000	$72,001	$10,761
All Other Fees(3)	$0	$0	$0	$0	$0	$0	$0	$0

Total	$366,575	$50,050	$158,459	$38,091	$364,919	$47,050	$199,241	$38,141

*	The table presents the aggregate fees billed to the Fund for the Fund’s fiscal period from September 27, 2016 (commencement of operations) to August 31, 2017.
(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

I(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

I(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/16	8/31/17*	10/31/17	11/30/17	12/31/17	8/31/18	10/31/18	11/30/18
Registrant(1)	$123,745	$13,000	$57,669	$10,711	$117,089	$10,000	$72,001	$10,761
Eaton Vance(2)	$46,000	$148,018	$148,018	$148,018	$148,018	$74,355	$126,485	$126,485

*	The table presents the aggregate fees billed to the Fund for the Fund’s fiscal period from September 27, 2016 (commencement of operations) to August 31, 2017.
(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.
(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Special Investment Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 24, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 24, 2019

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 24, 2019